For Immediate Release

Date:                    February 5, 2013
Contact:              Roger S. Deacon
Chief Financial Officer
Phone:                 (215) 775-1435

FOX CHASE BANCORP, INC. REPORTS INCREASE IN EARNINGS
FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2012
(Announces an Increase in Cash Dividend to $0.06 Per Share)

HATBORO, PA. February 5, 2013 – Fox Chase Bancorp, Inc. (the “Company”) (NASDAQ GS: FXCB), the holding company for Fox Chase Bank (the “Bank”), today announced net income of $5.1 million, or $0.43 per diluted share, for the year ended December 31, 2012,  compared to $4.8 million, or $0.36 per diluted share, for the year ended December 31, 2011.  The Company reported net income of $1.9 million, or $0.16 per diluted share for the quarter ended December 31, 2012 compared to net income of $1.0 million, or $0.09 per diluted share, for the quarter ended December 31, 2011.

The Company also announced that its Board of Directors declared an increase in the cash dividend to $0.06 per outstanding share of common stock. The dividend will be paid on or about March 5, 2013 to stockholders of record as of the close of business on February 19, 2013.

Thomas M. Petro, President and Chief Executive Officer said, “We are pleased with our financial performance as 2012 diluted earnings per share increased by 19.4% to $0.43 per share.  Continued focus on our commercial business strategy produced an annual increase of 18.6% in the average balance of commercial loans and an 18.4% in the average balance of non-interest bearing deposits.  While the pace of nonperforming asset formation has slowed, the levels remain elevated and we continue to devote considerable energy and costs to resolving these issues.   In looking ahead to 2013, we remain focused on increasing the Company’s profitability, building our commercial loan portfolio and reducing nonperforming assets.”

  Highlights for the year and quarter ended December 31, 2012 included:

•
Total assets were $1.09 billion at December 31, 2012, an increase of $72.5 million, or 7.1% from $1.02 billion at December 31, 2011.  Total loans were $683.9 million at December 31, 2012, an increase of $13.3 million, or 2.0%, from $670.6 million at December 31, 2011, and an increase of $10.2 million, or 1.5%, from $673.7 million at September 30, 2012. The increase during the year ended December 31, 2012 was driven by an increase of $66.3 million, or 15.1%, in commercial loans.  The increase in commercial loans was comprised of $55.9 million in multi-family and commercial real estate loans, $6.0 million in commercial and industrial loans and $4.4 million in commercial construction loans, offset by a $39.8 million decrease in one-to four-family residential mortgage loans due to normal amortization exceeding new loans originated, and a $14.1 million decrease in consumer loans.  The increase in total loans during the three months ended December 31, 2012 was driven by an increase in commercial loans of $23.9 million, representing an annualized increase of 19.9%.  This commercial loan increase was comprised of $16.5 million in multi-family and commercial real estate loans, $3.1 million in commercial construction loans and $4.3 million in commercial and industrial loans.

•
Total stockholders’ equity was $181.5 million at December 31, 2012, a decrease of $6.7 million, or 3.6%, from $188.2 million at December 31, 2011, primarily due to the repurchase of 724,700 shares of Company common stock at an aggregate cost of $9.9 million. The Company repurchased 91,800 shares of stock during the three months ended December 31, 2012.

•
Return on average assets was 0.50% for the year ended December 31, 2012 compared to 0.45% for the year ended December 31, 2011.  Return on average assets improved to 0.73% for the three months ended December 31, 2012 compared to 0.56% for the three months ended September 30, 2012 and 0.41% for the three months ended December 31, 2011.

•
Net interest income increased $266,000, or 0.8%, to $31.7 million for the year ended December 31, 2012, compared to $31.5 million for the year ended December 31, 2011. The net interest margin was 3.21% for the year ended December 31, 2012, compared to 3.02% for the year ended December 31, 2011.  The improved net interest margin is primarily due to the Company’s balance sheet restructuring in the second quarter of 2012.

•
Net interest income decreased $400,000, or 4.9%, to $7.8 million for the three months ended December 31, 2012, compared to $8.2 million for the three months ended September 30, 2012. This decrease was primarily driven by a $16.6 million decrease in the average balance of loans, due to the timing of commercial loan payoffs and new commercial loans during the fourth quarter, and an 18 basis point decrease in net interest margin to 3.11% from 3.29%, due to interest-earning assets repricing at a faster pace than interest-bearing liabilities.

•	The efficiency ratio was 64.3% for the year ended December 31, 2012 compared to 63.1% for the year ended December 31, 2011.
•
Noninterest income increased $3.0 million to $6.3 million for the year ended December 31, 2012, compared to $3.3 million for the year ended December 31, 2011.   The increase is primarily due to net investment securities gains of $3.3 million for the year ended December 31, 2012, of which $952,000 was in the fourth quarter of 2012, compared to net investment securities gains of $730,000 for the year ended December 31, 2011.  Additionally, equity in earnings of affiliate increased to $690,000 for the year ended December 31, 2012 from $245,000 for the year ended December 31, 2011 as a result of higher income and volumes from mortgage banking activities.

•
Excluding the loss on extinguishment of debt of $3.0 million in 2012, noninterest expense increased $2.1 million to $24.2 million for the year ended December 31, 2012, compared to $22.1 million for the year ended December 31, 2011.  Assets acquired through foreclosure expense increased $1.4 million, of which $1.3 million related to an increase in valuation adjustments on assets acquired through foreclosure. Valuation adjustments on assets acquired through foreclosure were $1.9 million for the year ended December 31, 2012 compared to $657,000 for the year ended December 31, 2011. Salaries, benefits and other compensation increased $779,000, or 6.1%, for the year ended December 31, 2012 compared to the year ended December 31, 2011, primarily as a result of increased staffing and annual merit increases.

•
Noninterest expense increased $836,000 to $6.4 million for the three months ended December 31, 2012, compared to $5.6 million for the three months ended December 31, 2011.  Assets acquired through foreclosure expense increased $725,000, of which $731,000 related to an increase in valuation adjustments on assets acquired through foreclosure. Valuation adjustments on assets acquired through foreclosure were $978,000 for the three months ended December 31, 2012 compared to $247,000 for the three months ended December 31, 2011. Salaries, benefits and other compensation increased $307,000, or 10.0%, for the three months ended December 31, 2012 compared to the three months ended December 31, 2011, primarily as a result of increased staffing and annual merit increases.

Credit related items as of and for the quarter and year ended December 31, 2012 include:

•
The allowance for loan losses was $11.2 million, or 1.61% of total loans at December 31, 2012 compared to $11.2 million, or 1.64% of total loans at September 30, 2012 and $12.1 million, or 1.77% of total loans at December 31, 2011;

•
Total credit related costs, which include (i) provision for loan losses, (ii) valuation adjustments on assets acquired through foreclosure, offset by (iii) net gain on sale of assets acquired through foreclosure, totaled $1.4 million for the three months ended December 31, 2012, compared to $1.3 million for the three months ended September 30, 2012 and $2.9 million for the three months ended December 31, 2011.  Credit related costs totaled $5.3 million for the year ended December 31, 2012, compared to $6.1 million for the year ended December 31, 2011.

•
Net loan charge-offs totaled $492,000 and $4.4 million for the quarter and year ended December 31, 2012, respectively, compared to $3.3 million and $6.1 million for the quarter and year ended December 31, 2011, respectively.

•	Nonperforming assets totaled $25.6 million at December 31, 2012 compared to $25.2 million at September 30, 2012 and $23.4 million at December 31, 2011.

Fox Chase Bancorp, Inc. will host a conference call to discuss 2012 results on Wednesday, February 6, 2013 at 9:00 am EDT.  The general public can access the call by dialing (888) 317-6016.  A replay of the conference call will be available through March 20, 2013 by dialing (877) 344-7529; use Conference ID: 10024277.

Fox Chase Bancorp, Inc. is a stock holding company of Fox Chase Bank. The Bank is a federally chartered savings bank originally established in 1867.  The Bank offers traditional banking services and products from its main office in Hatboro, Pennsylvania and ten branch offices in Bucks, Montgomery, Chester, Delaware and Philadelphia Counties in Pennsylvania and Atlantic and Cape May Counties in New Jersey.  For more information, please visit the Bank’s website at www.foxchasebank.com.

This news release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements can generally be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Statements in this release that are not strictly historical are forward-looking and are based upon current expectations that may differ materially from actual results.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein.  These risks and uncertainties involve general economic trends, changes in interest rates, loss of deposits and loan demand to other financial institutions, substantial changes in financial markets; changes in real estate value and the real estate market, regulatory changes, possibility of unforeseen events affecting the industry generally, the uncertainties associated with newly developed or acquired operations, the outcome of pending litigation, and market disruptions and other effects of terrorist activities.  The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required under the rules and regulations of the Securities and Exchange Commission.

CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands, Except Per Share Data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)	(Audited)
INTEREST INCOME
Interest and fees on loans	$8,086	$8,849	$33,878	$35,428
Interest on mortgage related securities	1,784	2,124	7,606	9,775
Interest on investment securities available-for-sale
Taxable	77	108	308	488
Nontaxable	-	19	34	184
Other interest income	3	2	8	71
Total Interest Income	9,950	11,102	41,834	45,946
INTEREST EXPENSE
Deposits	1,361	1,903	6,347	8,672
Short-term borrowings	12	3	38	5
Federal Home Loan Bank advances	491	771	2,383	4,085
Other borrowed funds	253	437	1,349	1,733
Total Interest Expense	2,117	3,114	10,117	14,495
Net Interest Income	7,833	7,988	31,717	31,451
Provision for loan losses	442	2,825	3,478	5,734
Net Interest Income after Provision for Loan Losses	7,391	5,163	28,239	25,717
NONINTEREST INCOME
Service charges and other fee income	459	423	1,597	1,630
Net gain on sale of assets acquired through foreclosure	-	173	135	250
Impairment loss on real estate held for investment	-	-	-	(110)
Income on bank-owned life insurance	117	119	471	468
Equity in earnings of affiliate	245	125	690	245
Other	31	28	130	130

Total other-than-temporary impairment loss	-	-	-	(407)
Less: Portion of loss recognized in other comprehensive
income (before taxes)	-	-	-	46
Net other-than-temporary impairment loss	-	-	-	(361)
Net gains on sale of investment securities	952	1,091	3,292	1,091
Net investment securities gains	952	1,091	3,292	730

Total Noninterest Income	1,804	1,959	6,315	3,343
NONINTEREST EXPENSE
Salaries, benefits and other compensation	3,390	3,083	13,540	12,761
Occupancy expense	408	457	1,702	1,845
Furniture and equipment expense	128	128	537	442
Data processing costs	438	442	1,797	1,719
Professional fees	379	475	1,706	1,720
Marketing expense	53	116	270	356
FDIC premiums	192	188	773	870
Assets acquired through foreclosure expense	1,028	303	2,143	762
Loss on extinguishment of debt	-	-	3,018	-
Other	421	409	1,688	1,594
Total Noninterest Expense	6,437	5,601	27,174	22,069
Income Before Income Taxes	2,758	1,521	7,380	6,991
Income tax provision	858	477	2,318	2,212
Net Income	$1,900	$1,044	$5,062	$4,779
Earnings per share:
Basic	$0.17	$0.09	$0.44	$0.36
Diluted	$0.16	$0.09	$0.43	$0.36

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(Dollars in Thousands, Except Share Data)
	December 31,	December 31,
	2012	2011
	(Unaudited)	(Audited)
ASSETS
Cash and due from banks	$162	$734
Interest-earning demand deposits in other banks	24,928	6,852
Total cash and cash equivalents	25,090	7,586
Investment securities available-for-sale	12,491	23,106
Mortgage related securities available-for-sale	283,616	225,664
Mortgage related securities held-to-maturity (fair value of $29,451 at
December 31, 2012 and $41,758 at December 31, 2011)	28,369	41,074
Loans, net of allowance for loan losses of $11,170
at December 31, 2012 and $12,075 at December 31, 2011	683,865	670,572
Federal Home Loan Bank stock, at cost	8,097	8,074
Bank-owned life insurance	14,077	13,606
Premises and equipment, net	10,443	10,431
Assets acquired through foreclosure	8,524	2,423
Real estate held for investment	1,620	1,620
Accrued interest receivable	3,223	4,578
Mortgage servicing rights, net	170	316
Deferred tax asset, net	2,953	1,682
Other assets	5,803	5,131
Total Assets	$1,088,341	$1,015,863

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits	$687,409	$676,594
Short-term borrowings	70,500	8,500
Federal Home Loan Bank advances	110,000	88,278
Other borrowed funds	30,000	50,000
Advances from borrowers for taxes and insurance	1,699	1,736
Accrued interest payable	330	418
Accrued expenses and other liabilities	6,938	2,145
Total Liabilities	906,876	827,671
STOCKHOLDERS' EQUITY
Preferred stock ($.01 par value; 1,000,000 shares authorized,
none issued and outstanding at December 31, 2012 and December 31, 2011)	-	-
Common stock ($.01 par value; 60,000,000 shares authorized,
12,356,564 shares issued and outstanding at December 31, 2012
and 13,037,310 shares issued and outstanding at December 31, 2011)	146	146
Additional paid-in capital	136,132	134,871
Treasury stock, at cost (2,249,600 shares at December 31, 2012 and
1,524,900 shares at December 31, 2011)	(29,733)	(19,822)
Common stock acquired by benefit plans	(10,228)	(11,541)
Retained earnings	80,608	77,971
Accumulated other comprehensive income, net	4,540	6,567
Total Stockholders' Equity	181,465	188,192

Total Liabilities and Stockholders' Equity	$1,088,341	$1,015,863

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA OF THE COMPANY (UNAUDITED)
(Dollars in Thousands, Except Per Share Data)

	December 31,	September 30,	December 31,
	2012	2012	2011
CAPITAL RATIOS:
Stockholders’ equity (to total assets) (1)	16.67%	17.14%	18.53%

Tier 1 capital (to adjusted assets) (2)	12.90	14.01	15.30
Tier 1 risk –based capital (to risk-weighted assets) (2)	19.45	21.37	22.88
Total risk-based capital (to risk-weighted assets) (2)	20.48	22.39	23.90

ASSET QUALITY INDICATORS:
Nonperforming Assets:
Nonaccruing loans	$17,124	$17,385	$17,078
Accruing loans past due 90 days or more	-	165	3,875
Total nonperforming loans	$17,124	$17,550	$20,953
Assets acquired through foreclosure	8,524	7,646	2,423
Total nonperforming assets	$25,648	$25,196	$23,376

Ratio of nonperforming loans to total loans	2.46%	2.56%	3.07%
Ratio of nonperforming assets to total assets	2.36	2.35	2.30
Ratio of allowance for loan losses to total loans	1.61	1.64	1.77
Ratio of allowance for loan losses to
nonperforming loans	65.2	63.9	57.6

Impaired Loans:
Nonperforming loans	$17,124	$17,550	$20,953
Troubled debt restructurings	7,388	7,342	7,207
Other impaired loans	-	-	2,354
Total impaired loans	$24,512	$24,892	$30,514

Past Due Loans:
30 - 59 days	$41	$700	$1,467
60 - 89 days	2,026	523	421
Total	$2,067	$1,223	$1,888

(1) Represents stockholders’ equity ratio of Fox Chase Bancorp, Inc.
(2) Represents regulatory capital ratios of Fox Chase Bank.

	At or for the Three Months Ended
	December 31,	September 30,	December 31,
	2012	2012	2011
PERFORMANCE RATIOS (3):
Return on average assets	0.73%	0.56%	0.41%
Return on average equity	4.15	3.13	2.17
Net interest margin	3.11	3.29	3.18
Efficiency ratio (4)	62.8	61.5	61.7
OTHER:
Tangible book value per share	$14.69	$14.75	$14.43
Employees (full-time equivalents)	141	144	136

	At or for the Twelve Months Ended
	December 31,	December 31,
	2012	2011
PERFORMANCE RATIOS (3):
Return on average assets	0.50%	0.45%
Return on average equity	2.74	2.36
Net interest margin	3.21	3.02
Efficiency ratio (4)	64.3	63.1

(3)	Annualized
(2)
Represents noninterest expense, excluding valuation adjustments on assets acquired through foreclosure and loss on extinguishment of debt, divided by the sum of net interest income and noninterest income, excluding gains or losses on the sale of securities, premises and equipment and assets acquired through foreclosure.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Twelve Months Ended December 31,
	2012			2011
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$7,569	$8	0.10%	$31,894	$71	0.22%
Mortgage related securities	290,808	7,606	2.62%	316,780	9,775	3.09%
Taxable securities	21,220	308	1.45%	31,818	488	1.53%
Nontaxable securities	738	34	4.65%	4,043	184	4.55%
Loans (1)	667,763	33,878	5.07%	650,612	35,428	5.40%
Allowance for loan losses	(11,781)			(12,895)
Net loans	655,982	33,878		637,717	35,428
Total interest-earning assets	976,317	41,834	4.23%	1,022,252	45,946	4.41%
Noninterest-earning assets	43,923			41,466
Total assets	$1,020,240			$1,063,718
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$586,422	$6,347	1.08%	$601,963	$8,672	1.44%
Borrowings	137,279	3,770	2.75%	162,419	5,823	3.54%
Total interest-bearing liabilities	723,701	10,117	1.40%	764,382	14,495	1.89%
Noninterest-bearing deposits	107,143			90,460
Other noninterest-bearing liabilities	4,503			6,001
Total liabilities	835,347			860,843
Stockholders' equity	178,687			195,683
Accumulated comprehensive income	6,206			7,192
Total stockholder's equity	184,893			202,875
Total liabilities and stockholders' equity	$1,020,240			$1,063,718

Net interest income		$31,717			$31,451
Interest rate spread			2.83%			2.52%
Net interest margin			3.21%			3.02%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended December 31,
	2012			2011
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$8,637	$3	0.11%	$7,153	$2	0.12%
Mortgage related securities	312,198	1,784	2.29%	290,958	2,124	2.92%
Taxable securities	19,677	77	1.57%	29,879	108	1.46%
Nontaxable securities	-	-	0.00%	1,872	19	4.00%
Loans (1)	664,939	8,086	4.84%	664,441	8,849	5.25%
Allowance for loan losses	(11,614)			(13,030)
Net loans	653,325	8,086		651,411	8,849
Total interest-earning assets	993,837	9,950	3.99%	981,273	11,102	4.42%
Noninterest-earning assets	44,527			39,445
Total assets	$1,038,364			$1,020,718
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$589,464	$1,361	0.92%	$586,913	$1,903	1.29%
Borrowings	142,745	756	2.11%	145,827	1,211	3.25%
Total interest-bearing liabilities	732,209	2,117	1.15%	732,740	3,114	1.68%
Noninterest-bearing deposits	118,675			91,777
Other noninterest-bearing liabilities	4,281			3,940
Total liabilities	855,165			828,457
Stockholders' equity	177,214			184,945
Accumulated comprehensive income	5,985			7,316
Total stockholder's equity	183,199			192,261
Total liabilities and stockholders' equity	$1,038,364			$1,020,718

Net interest income		$7,833			$7,988
Interest rate spread			2.84%			2.74%
Net interest margin			3.11%			3.18%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.

AVERAGE BALANCE SHEET
(Dollars in Thousands, Unaudited)

	Three Months Ended			Three Months Ended
	December 31, 2012			September 30, 2012
		Interest			Interest
	Average	and	Yield/	Average	and	Yield/
	Balance	Dividends	Cost (2)	Balance	Dividends	Cost (2)
Assets:
Interest-earning assets:
Interest-earning demand deposits	$8,637	$3	0.11%	$5,741	$-	0.05%
Mortgage related securities	312,198	1,784	2.29%	294,914	1,888	2.56%
Taxable securities	19,677	77	1.57%	17,207	60	1.38%
Nontaxable securities	-	-	0.00%	4	1	87.75%
Loans (1)	664,939	8,086	4.84%	681,575	8,582	5.02%
Allowance for loan losses	(11,614)			(11,615)
Net loans	653,325	8,086		669,960	8,582
Total interest-earning assets	993,837	9,950	3.99%	987,826	10,531	4.25%
Noninterest-earning assets	44,527			44,930
Total assets	$1,038,364			$1,032,756
Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits	$589,464	$1,361	0.92%	$609,202	$1,578	1.03%
Borrowings	142,745	756	2.11%	121,318	720	2.36%
Total interest-bearing liabilities	732,209	2,117	1.15%	730,520	2,298	1.25%
Noninterest-bearing deposits	118,675			114,983
Other noninterest-bearing liabilities	4,281			3,529
Total liabilities	855,165			849,032
Stockholders' equity	177,214			178,169
Accumulated comprehensive income	5,985			5,555
Total stockholder's equity	183,199			183,724
Total liabilities and stockholders' equity	$1,038,364			$1,032,756

Net interest income		$7,833			$8,233
Interest rate spread			2.84%			3.00%
Net interest margin			3.11%			3.29%

(1)	Nonperforming loans are included in average balance computation.
(2)	Yields are not presented on a tax-equivalent basis.